SUPPLEMENT dated September 23, 2025

to the SUMMARY PROSPECTUS

dated May 1, 2025
of

Value Line Core Bond Fund
(Ticker Symbol: VAGIX)

The Summary Prospectus dated May 1, 2025 of Value Line Core Bond Fund (the “Fund”) is hereby revised as follows:

The Trustees of the Fund have approved, and recommend that shareholders approve, the liquidation and subsequent termination of the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”). The Trustees will soon begin soliciting proxies for a Special Meeting of Shareholders of the Fund, scheduled to be held on November 14, 2025, to vote on the Plan (the “Meeting”).

In anticipation of the potential liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement through the date of the Meeting and, if liquidation is approved, through the Fund’s termination. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

If approved, the Fund’s payment of liquidating distributions to shareholders is expected to occur shortly after the Meeting, likely by the end of November 2025. Please contact 1-800-243-2729 (toll-free) or your broker for more information.